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                                  EXHIBIT 99.2


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                                VOTING AGREEMENT

                             SHARES OF D.O.S. LTD.
                                      AND
                      AMENDMENT TO STOCKHOLDERS AGREEMENT


     This Voting Agreement dated as of January 3, 1996 (this "Agreement"), among Tuboscope Vetco International Corporation, a Delaware corporation ("Parent"), D.O.S. Ltd., a Bermuda corporation (solely for purposes of Section 3.10 hereof) and each other entity listed on the signature page hereof (each, a "Stockholder").

     WHEREAS, each Stockholder owns the number of ordinary shares $0.10 par value ("Common Stock") of D.O.S. Ltd., a Bermuda corporation, (the "Company"), set forth opposite such stockholder's name on the signature page hereto (all such shares of Common Stock now owned and which may hereafter be acquired by such Stockholder prior to the termination of this Agreement being referred to herein as the "Shares"); and

     WHEREAS, as a condition to the willingness of Parent to enter into that certain Agreement and Plan of Merger, dated of even date herewith (the "Merger Agreement"), by and among Parent, a Delaware corporation, Grow Acquisition Limited, a wholly-owned subsidiary of Parent ("Sub"), and the Company, providing for the merger of Sub into the Company (the "Merger"), Parent has required that each Stockholder agree, and in order to induce Parent to enter into the Merger Agreement, each Stockholder has agreed, to enter into this Agreement; and

     WHEREAS, all capitalized terms used and not defined herein shall have the meanings given to such terms in the Merger Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I

                 REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

     Each Stockholder hereby severally represents and warrants to Parent as follows:

     1.01 Authority Relative to this Agreement.  Such Stockholder has all
          ------------------------------------
necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby have been duly and validly authorized by such Stockholder, and no other proceedings on the part of such Stockholder are necessary to authorize the execution and delivery of this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by such Stockholder and,

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assuming the due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

     1.02 No Conflict.  The execution and delivery of this Agreement by such
          -----------
Stockholder do not, and the performance of this Agreement by such Stockholder will not, (i) conflict with or violate any voting or trust agreement, charter or other organizational document of such Stockholder, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Stockholder, (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of its Shares pursuant to any note, indenture, agreement, lease, license, permit or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or its Shares are bound or affected, or (iv) require any consent, approval, authorization or permit from any governmental regulatory body except where such breach or default or the failure to obtain such consents, approvals, authorizations or permits or to make such filings would not prevent or delay the performance by such Stockholder of its obligations under this Agreement.

     1.03.  Title to the Shares.  Such Stockholder is the record holder of the
            -------------------
Shares set forth opposite its name on the signature page hereto, free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, charges and other encumbrances of any nature that would prevent or delay the performance by such Stockholder of its obligations hereunder. Such Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to its Shares. Such Stockholder has sole voting power with respect to its Shares, and the persons executing this Agreement on behalf of such Stockholder have the power to direct the voting of such Stockholder's Shares.

                                   ARTICLE II

                         COVENANTS OF THE STOCKHOLDERS

     2.01.  Voting Agreement.  Each Stockholder hereby agrees that prior to the
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termination of this Agreement, at any meeting of the stockholders of the
Company, however called, and in any action by consent of the stockholders of the Company, such Stockholder shall (i) vote its Shares in favor of the Merger and the Merger Agreement and any of the other transactions contemplated by the Merger Agreement and (ii) not solicit, encourage or recommend to other stockholders of the Company that (w) they vote their shares of Common Stock in any contrary manner, (x) they not vote their shares at all, (y) they sell, transfer, tender or otherwise dispose of their shares of Common Stock or (z) they attempt to execute any statutory appraisal or other similar rights they may have.

     2.02.  No Solicitation.  Each Stockholder hereby agrees that prior to the
            ---------------
termination of this Agreement, such Stockholder shall not, and shall not permit any officer, director or

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employee, attorney, investment banker or other agent or representative of such
Stockholder or of any general partner of such Stockholder to, initiate, solicit, negotiate, encourage or provide confidential information to any third party in order to facilitate any Company Acquisition Proposal.

     2.03.  No Inconsistent Agreement.  Each Stockholder hereby covenants and
            -------------------------
agrees that, except as contemplated by this Agreement, such Stockholder shall not enter into any voting agreement, grant a proxy or power of attorney with respect to its Shares or vote its Shares in a manner which is inconsistent with this Agreement.

     2.04.  Transfer of Title.  Each Stockholder hereby covenants and agrees
            -----------------
that such Stockholder shall not transfer ownership of or pledge any of its Shares unless the transferee or pledgee agrees in writing to be bound by the terms and conditions of this Agreement.

     2.05.  Grant of Proxy.  In furtherance of the foregoing and concurrently
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with the execution and delivery of this Agreement, each Stockholder hereby grants to Parent or its designees an irrevocable proxy and power of attorney or pledgee (which may be in the form attached hereto as Annex A or such other form consistent with the terms hereof and thereof as specified by Parent) to vote the Shares, to the extent such Shares are entitled to vote and hereby specifically agrees not to revoke such proxy granted under any circumstances:

          (i) at any and all meetings of stockholders of the Company, notice of which meetings are given prior to the due and proper termination of this Agreement, with respect to matters presented to the Company's stockholders for vote which relate to or affect the Merger or the Merger Agreement or the approval of such matters; or

          (ii) with respect to action to be taken by written consent of the stockholders of the Company which relates to or affects any of the foregoing, and which consent is solicited prior to the due and proper termination of this Agreement.

                                  ARTICLE III

                                 MISCELLANEOUS

     3.01.  Termination.  This Agreement shall terminate upon the earlier of (i)
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termination of the Merger Agreement or (ii) the consummation of the Merger;
provided, however Section 3.10 shall survive any termination upon the consummation of the Merger. No termination of this Agreement shall relieve any party hereto of any liability for a breach of this Agreement which occurs prior to such termination.

     3.02.  Specific Performance.  The parties hereto agree that irreparable
            --------------------
damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

     3.03.  Entire Agreement.  This Agreement constitutes the entire agreement
            ----------------
between the parties and supersedes all prior written and oral and all contemporaneous oral agreements

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and understandings with respect to the subject matter hereof. No amendment of the Merger Agreement shall affect the obligations of the Stockholders under this Agreement.

     3.04.  Amendments.  This Agreement may not be amended except by an
            ----------
instrument in writing signed by all of the parties.

     3.05.  Certain Fiduciary Party Matters.  The parties hereto acknowledge and
            -------------------------------
agree that none of the provisions herein set forth shall be deemed to restrict or limit any fiduciary duty the undersigned or any partner of the undersigned or any of their respective affiliates may have as a member of the Board of Directors or an executive officer of the Company, or as counsel to the Company; provided that no such duty shall excuse the undersigned from its obligation as a stockholder of the Company to vote the Shares, to the extent that they may be so voted, as herein provided and to otherwise comply with the terms and conditions of this Agreement.

     3.06.  Severability.  If any term or provision of this Agreement is
            ------------
invalid, illegal or incapable or being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon determination that any term or provision is invalid, illegal or incapable of being enforced, the parties hereby shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

     3.07.  Governing Law.  This Agreement shall be governed by and construed in
            -------------
accordance with the laws of Bermuda without giving effect to the principles of conflict of laws thereof.

     3.08.  Descriptive Headings.  The descriptive headings herein are inserted
            --------------------
for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     3.09.  Counterparts.  This Agreement may be executed in counterparts, each
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of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Upon execution of this Agreement, counterpart signature pages may be delivered by facsimile transmission.

     3.10 Amendment to Stockholders Agreements.  Reference is made to that
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certain Stockholders Agreement, dated as of November 16, 1995, among the Company and the stockholders of the Company whose signatures appear on the signature pages of such agreement and that certain Stockholders Agreement, dated as of July 2, 1992, among the Company and the stockholders of the Company whose signatures appear on the signature page of such agreement (the "Stockholders Agreements"). The Stockholders, as holders of at least 90% of all outstanding Common Stock, and the Company hereby amend the Stockholders Agreements to the extent necessary so that the Stockholders may enter into and fully comply with this Agreement and Amendment and further agree that upon the

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consummation of the Merger, the Stockholders Agreements shall terminate and be of no further force or effect.

     3.11 Registration Rights Agreement.  Each Stockholder agrees to execute and
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deliver the Registration Rights Agreement, included as Exhibit D to the Merger
Agreement, at the Closing.

     3.12 Certain Other Representations.  D.O.S. Partners, L.P. represents and
          -----------------------------
warrants to D.O.S. Ltd. that, as of the Effective Time, it will have no plan or intention to dispose of any shares of Parent Common Stock that it will receive in the Merger. Zink Industries Limited represents and warrants to D.O.S. Ltd. that, as of the Effective Time, it will have no plan or intention to dispose of any shares of Parent Common Stock that it will receive in the Merger except that such Parent Common Stock may be distributed in complete liquidation to the shareholders of Zink Industries Limited, each of which has represented that it has no plan or intention to dispose of any Parent Common Stock received in any such liquidation of Zink Industries Limited.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be duly executed on their respective behalf by their respective trustees thereunto duly authorized, as of the date and year first above written.

                              TUBOSCOPE VETCO INTERNATIONAL
                               CORPORATION


                              By: ______________________________________
                              Name: ____________________________________
                              Title: _____________________________________


 Shares of Common Stock       STOCKHOLDERS:
------------------------

     11,553,106               D.O.S. PARTNERS, L.P.

                              By:   SCF Partners, L.P., its general partner

                              By: L.E. Simmons & Associates, Incorporated, its general partner


                              By: ______________________________________
                              Name: ____________________________________
                              Title: _____________________________________


     7,508,853                PANMELL (HOLDINGS), LTD.


                              By: ______________________________________
                              Name: ____________________________________
                              Title: _____________________________________


    14,014,926                ZINK INDUSTRIES LIMITED


                              By: ______________________________________
                              Name: ____________________________________
                              Title: _____________________________________

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                              Solely for purposes of Section 3.10 hereof:

                              D.O.S. LTD.


                              By: ______________________________________
                              Name: ____________________________________
                              Title: _____________________________________

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